(r) 2005 Deutsche Bank Transportation Conference February 17, 2005 William P. Greubel - President & CEO Robert J. Smith - Sr. Vice President, CFO

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Bill Greubel President and CEO Bob Smith Sr. Vice President, CFO Management Presenters

Highlights Trailer cycle will extend beyond 2007 - significant demand WNC growth driven by cycle and successful mid-market share improvement DuraPlate(r) market share > 25% van market Raw material pricing leveling Recovered approximately 90% of material cost increases Retail/branch operations: further downsizing, but profitable Strong balance sheet - no bank debt Re-investing in lower cost manufacturing and ERP system Turn-around completed, top line growth & profitability focus

Achieve operating results Diversify and grow customer base Prepare for all industry cycle dynamics Continue structural margin improvement Grow earnings and cash flow Strengthen balance sheet Our Commitment Attain Operational Excellence & Financial Strength Getting the Job Done!

Freight Tonnage Showing Strength Continued economic strength should keep freight volumes growing ATA's Truck Tonnage Index (Seasonally Adjusted; 1993=100) Truck Tonnage 1/1/2000 150 2/1/2000 149 3/1/2000 143 4/1/2000 137.5 5/1/2000 137 6/1/2000 140 7/1/2000 139 8/1/2000 138 9/1/2000 139 10/1/2000 137.5 11/1/2000 138 12/1/2000 137.7 1/1/2001 137.5 2/1/2001 137.6 3/1/2001 138 4/1/2001 138.5 5/1/2001 139.5 6/1/2001 140 7/1/2001 141 8/1/2001 140 9/1/2001 141 10/1/2001 139 11/1/2001 138 12/1/2001 138 1/2/2002 137 2/2/2002 137.2 3/2/2002 140 4/2/2002 142.5 5/2/2002 144 6/2/2002 141.5 7/2/2002 145.2 8/2/2002 146.2 9/2/2002 147 10/2/2002 147.7 11/2/2002 147.7 12/2/2002 148 1/3/2003 150 2/3/2003 149 3/3/2003 146 4/3/2003 146.1 5/3/2003 149.5 6/3/2003 150 7/3/2003 148 8/3/2003 150 9/3/2003 149 10/3/2003 149 11/3/2003 150 12/3/2003 150.5 1/4/2004 154.5 2/4/2004 152.5 3/4/2004 152 4/4/2004 155 5/4/2004 159 6/4/2004 161 7/4/2004 160 8/4/2004 159.7 9/4/2004 158.1 10/4/2004 157 11/4/2004 160 12/4/2004 158 1999 Peak: 151.5 158.0

Fleet Survey/Feedback Facts: Feed-back from over 200 fleets (720,000 units) Of those purchasing, 74% plan on adding capacity by approximately 10% Yes Undecided No 0.76 0.07 0.17 Plans to Purchase Trailers in 2005 Planned 2005 Trailer Purchases Strong demand for both replacement & growth Add Capacity Replacement & Add Capacity Replacement Only 0.4 0.34 0.25

1/1/2003 4/1/2003 7/1/2003 10/1/2003 1/1/2004 4/1/2004 7/1/2004 10/4/2005 1/1/2005 Industry 43.1 48.6 47.3 42.1 81.5 64.6 57.7 55.6 78.2 WNC 10.1 7.2 10 7.1 17.1 10.4 11 12.6 14 Net Orders Trending Upward Units (000's) Units (000's) Source: ACT Research and Company Data ASP up 12 to 20+% Q1 pricing - some pushback Raw material pricing - "short term perception vs. reality" Wait out process - continue running equipment Short term order & lead patterns Offering firm pricing Record quoting activity 2005 Order Dynamics Net Orders Choppy Market Short Term

1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E Class 8 Trucks 280722 206555 118682 148236 141429 207458 235393 251662 224150 282673 Total Trailers 318788 275223 140100 142658 183162 234256 269090 272258 289000 281000 Positive Industry Momentum Units Source: ACT Research U.S. Truck & Trailer Industry Shipments Class 8 Truck Trailers ACT Considers 200,000 - 225,000 units Normalized Build Rate Last 3 year average: 187,000 units Significant replacement and growth cycle through 2008 Trailer replacement

Van Trailer Forecast Middle Market initiative will drive increased market share in a growing marketplace Source: Van projections based on ACT Research Industry Production (Units) Trailer Replacement Dry Vans WNC Market Share Reefers

Proprietary composite trailers offer several advantages vs. standardized equipment Longer trailer life Lower maintenance cost Increased durability Enhanced trade value Leading Product & Innovator - DuraPlate(r) DuraPlate Volume % of Total Units Significant opportunity - 10% penetration of total fleet Over 225,000 DuraPlate(r) Trailers in service Approximately 1 in 3.5 Dry Vans sold today is DuraPlate(r)!! Reduced $: "Total Cost of Ownership" 1997 1998 1999 2000 2001 2002 2003 2004 East 7288 17983 36649 36755 24782 27275 30260 38846 West 15.1 29.5 52.5 55.5 78.2 78.6 81.02825 77

Maintenance Commitment: "Ten Year Trailer"

- The DuraPlate® box is essentially maintenance free vs. competition and lasts 2 x's longer
- Major fleet maintenance issues:
  - Tires & brakes (normal wear)
  - Panel replacement (DuraPlate® solves)
  - Corrosion
  - Lights

  } WNC's Major Focus
- Reduced maintenance equals significant cost savings, increased utilization and revenue gains for fleets (Significant "OR")
- Wabash is the only OEM committed to extended trailer warranty

Big Savings for Fleets
Enhanced Total Cost of Ownership
Differentiates WNC From Competition

Enviable Core Customers

Others Top 10 Carriers Mid-Market East 0.38 0.11 0.52 Extending Customer Breadth Into "Mid-Market" Source: Eno Transportation Foundation 2000 Top 10 Carriers - 11% (Historic focus) Other - 38% Proven Growth Opportunity in Non-Core Accounts Strategy Works Excellent Growth Engine Softens Trough Mid-market - 52% Focused market today Status Identified 1,250 fleets (900,000 trailers) Full court press (added retail focus) Technology, service & productivity drivers 2004 Results Added 225+ new customers 6,000 units ordered >50% DuraPlate(r) Goal 30% share by 2008 vs. < 10% today

Expanding Customer Base Non-Partner Partner East 0.39 0.61 While growing our overall revenues and continuing to service our largest core partners, Wabash has attracted new customers to diversify and grow its revenue sources Non-Partner Partner East 51 49 Non-Partner Partner East 0.67 0.33 2002 2003 2004 Non-Partner Accounts Partner Accounts Significant success in mid-market

Mid-Market: Early Success Great New Customers

The Branch network is a strategic part of Wabash Provides needed service / parts support to Mid-Market Creates outlets for re-sale of used trailer trades Augments factory direct sales to smaller fleets Significant progress has been made $12 million Y-O-Y improvement in operating income Record new trailer sales All product lines profitable except service Lean implementation well underway Going forward - Profitability in 2005 De-emphasize service - Further closures Leverage large sales group - Mid-market opportunity Branch Operations Excellence Continuing Process Profitability will continue to improve

Re-Investing in Lower Cost Manufacturing Replace four production lines with automated assembly operations Fourth line will move reefer operations into main plant Each line can produce 15,000 trailers per year Savings: improved productivity and quality Projected average annual savings per line: $7.0M! Greatly enhances manufacturing and cycle flexibility Three Year Flexible $40 Million Program Offers Approximately $28 Million Operational, Quality & Safety Savings Yahoo!

Financial Review

Financial Highlights 2004 2003* 2004 Growth Sales $829 M $1,041 M 26% Gross Profit $67 M $126 M 88% GP% 8% 12% 50% Operating Income $14 M $69 M 4x Operating Income % 2% 7% 3x *Proforma to show effort of asset sale and refinancing

Financial Highlights 2004 Margins exceeding peak cycle despite commodity price increases Retail results improving Strengthened balance sheet and increased financial flexibility Common stock issuance Amended & extended $125 million revolving credit facility No bank debt currently outstanding Working capital management - reduced from 20% of sales in 2002 to 11% in 2004

Financial Outlook 2005 Some margin compression near term Anticipated commodity price increases Customer push-back Retail improvement Mid-market push Eliminated marginal locations 2005 effective tax rate 2% ; 2006 40% Federal NOL $175million at December 31, 2004 Projected 2005 CapEx $25 -35 million; D&A $16 Replacement line & ERP Option accounting

Multiple Earnings Growth Catalysts Income Statement Catalysts Focused on Profitability Improving lengthening cycle Share gain/mid-market Sheet & post and container growth Pricing Continuous improvement - labor & materials Automated assembly Quality excellence Absorption/incremental contribution Commodity price drag near term Process simplification Sales Gross Margin SG&A Capacity Available

Structural Margin Improvement Achieving peak margins at only 75% of peak volumes despite commodity price headwinds Source: ACT Research and WNC estimates Automation Commodity Prices

Summary

Achieve operating results Diversify and grow customer base Prepare for all industry cycle dynamics Continue structural margin improvement Grow earnings and cash flow Strengthen balance sheet Our Commitment